This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of Washington Federal’s management and are subject to significant risks and uncertainties. The forward-looking statements in this presentation speak only as of the date of the presentation, and Washington Federal assumes no duty, and does not undertake, to update them. Actual results or future events could differ, possibly materially, from those that we anticipated in these forward-looking statements. Shareholder Meeting January 2021

Annual Meeting Agenda 2 1. Welcome and Opening Remarks 2. Introduction of Executive Management and Directors 3. Secretary's Report on Registration, Notice Given, Information Available, Stockholders' List, Voting Procedures and Minutes of 2020 Annual Meeting 4. Business Items to be Voted on: 1. To Elect Three Directors for a Three-Year Term Ending in 2024 or Until Their Successors Are Elected and Qualified: 2. To Approve, by a Non-Binding Advisory Vote, The Compensation of Named Executive Officers; 3. To Ratify The Appointment of Deloitte & Touche LLP as Independent Registered Public Accounts for Fiscal 2021 5. Questions on Business Items 6. Remarks about The Company’s 2020 Business Activity by President & CEO Brent Beardall 7. Results of Voting 8. General Questions and Comments 9. Adjournment

Executive Management Committee

Board of Directors

Secretary's Report & Review of the Minutes 5 Copies of the annual meeting and proxy are available at www.wafdbank.com or request a physical copy by emailing info@wafd.com Anyone who wishes to revoke their proxy or who hasn’t voted must click on the “Vote Now” screen during this meeting prior to closing of the polls. Have your 16-digit control number handy. If you have already voted, you do not need to vote again. There are 75.8 million shares entitled to vote at this meeting. Notice was mailed to each stockholder of record as of November 23, 2020; this meeting is therefore lawfully convened.

Business Items to be Voted On: 6 1. To Elect Three Directors for a Three-Year Term Ending in 2024 or Until Their Successors are Elected and Qualified; A. Mark N. Tabbutt B. Brent J. Beardall C. S. Steven Singh 2. To Approve, by a Non-Binding Advisory Vote, The Compensation of Named Executive Officers; 3. To Ratify The Appointment of Deloitte & Touche LLP as Independent Registered Public Accountants for Fiscal 2021.

Overview of WaFd Bank

Credit
- **Regional Diversification:** Diversification of a larger bank with operations across 8 states in both urban & rural markets
- **Strong Collateral:** 39% Current average LTV on SFR portfolio; 100% of Top 20 criticized loans to one borrower have LTV < 65%
- **Conservative by Nature:** Conservative underwriting during times of economic expansion provides downside protection when expansion becomes recession; 7 consecutive years of net recoveries from prior chargeoffs
- **Proven Credit Performance:** Cumulative NCO % through the financial crisis was 80% lower than the 200 largest banks

Liquidity
- **On Balance Sheet Liquidity:** High quality, highly liquid investment portfolio comprises 26% of assets
- **Access to Additional Funding:** $9.1 billion of available borrowing capacity at FHLB/FRB
- **Deposit Granularity:** Top 20 relationships comprise <10% of total deposits

Capital
- **Conservative Capitalization:** Risk-based capital metrics significantly above peers
- **Capital Levels to Fit Risk Profile:** Historically ran with higher capital levels to offset interest rate risk, now able to modestly reduce capital levels to fit reduced risk balance sheet

Earnings Power
- **Consistent Profitability:** Profitable every year since 1965
- **Capital Generation:** ROATCE above 8% every quarter[1] for the last 32 quarters
- **Cost Discipline:** Lean cost structure provides room for strong PPNR even in low-rate environments

Management
- **Management:** Average of 25 years of banking industry experience among executive team
- **Board:** Experienced and diverse board of directors with strong governance framework
- **Culture:** Long term focus on thriving through cycles
- **Strategy:** Laser focused on being the best bank for our clients, not the biggest

Franchise Strength
- **Market Leader:** Leadership positions across markets enables access to best borrowers without need to take excess risk
- **Commercial Banking:** Long-term evolution of balance sheet toward commercial banking provides glidepath to lower cost funding, increased growth stability, balanced interest rate risk profile and even strong relationships with customers
- **Long Term Focus:** Managing the business with a long-term perspective rather than quarter to quarter. Profitable every year since 1965.

[1]Excludes Q4 2016 due to change in tax laws

7

Our Objective: A highly-profitable, digital-first bank that leverages data to anticipate financial needs and empower our clients by creating frictionless experiences across all interactions and devices. Our Values: Integrity, Teamwork, Ownership, Service, Simplicity & Discipline Vision 2025 8

Our Strong Markets Enable Conservative Lending 9 Our markets are among the most desirable in the U.S. and create foundation for loan growth without excessive risk. States with the Best and Worst Economies¹ Name Rank 5 Year Annualized GDP (Q1 2020) Washington 3 3.9% Oregon 8 3.2% Arizona 6 3.0% New Mexico 38 1.3% Idaho 2 2.8% Utah 1 3.4% Nevada 29 2.8% Texas 15 2.4% Projected GDP Growth² 20.1% 18.4% 18.0% 5.8% 17.6% 20.3% 17.6% 13.8% W a sh in g to n O re g o n A ri zo n a N e w M e xi co Id a h o U ta h N e v a d a T e xa s National Average is 12.6% ¹ Wall Street Journal (25-Aug-2020) ² Forecast period is 2021 – 2026 per SNL Financial and Claritas. Calculated as the product of projected income and population growth

Note: Deposit data as of 9/30 of each year, respectively. Strengthened Funding Profile and Still Getting Better 10 We have significantly reduced our dependence on borrowings and CDs, while lowering our cost of funds and strengthening our relationships with our customers. September 30, 2010 September 30, 2020 Transaction Deposits 22% Time Deposits 54% FHLB Borrowings 23% Other Liabilities 1% Transaction Deposits 58% Time Deposits 24% FHLB Borrowings 16% Other Liabilities 2% Weighted Avg. Cost of Funds 212 bps 69 bps

Moving to a Digital First Mindset 11 Our Historical Digital State Legacy On-Premise Systems Disconnected Digital Experiences Data Highly Segmented and Not Strategically Leveraged Focus on Branch-Based Customer Engagement 1 2 3 4 Future State Redundant, Cloud Based Architecture Frictionless, Digital Client Experiences Intelligence Derived From Centralized Data Technology As A Strategic Asset 1 2 3 4 Our Next Generation Mobile Platform

(12) (10) (5) (5) (1) 3 8 51 75 NPS Approaching Best In Class 12 Our investments in customer service, usability and technology are translating into top-tier customer satisfaction levels. Source: Customer Guru WaFd NPS 17 34 47 51 2017 2018 2019 2020 Peer NPS

Diversifying Loan Portfolio 13 We have built a strong commercial lending franchise to complement our strength in residential mortgage. September 30, 2010 September 30, 2020 $9.3 Billion $12.8 Billion • Loan portfolio has diversified significantly. • Broadened business lines reduce volatility in origination. • Largest portfolios have strong collateral backing. Average current LTV for consumer mortgages is 39%. Consumer Mortgage 79% Multifamily 7% CRE 7% Construction 5% Consumer 1% C&I 1% Consumer Mortgage 42% CRE 16% C&I 16% Construction 13% Multifamily 12% Consumer 1%

Office Space Stabilized Hotels (Except Casino Hotels) and Motels Oil Gas Construction of Office Space Continuing Care Retirement Communities Other General Medical and Surgical Scheduled Passenger Air General Freight Trucking, Long- Distance, Truckload 10% 90% 1 Outstanding Balances in COVID-19 at Risk industries is 10% of total loan balance. Exposure to COVID-19 Impacted Industries is Low 14 Total Exposure to Industries Impacted by COVID-19 Overview of Exposure to COVID-19 Impacted Industries Industries at Risk Industries Not at Risk Outstanding Balance1 Our 10% exposure to impacted industries is below peers and diversified across asset classes.

Very Conservative, Low LTV SFR Portfolio 15 Disciplined underwriting with view of owning the loan over its lifetime results in best-in-class LTVs. Amount % of Portfolio SFR Delinquencies as of 9/30/2020 $26 million 0.5% Fiscal Year SFR Net Charge Offs (Recoveries) for the Year-ended 9/30/2020 $(1.2) million (0.02)% 0-30 LTV 14% 30-40 LTV 18% 40-60 LTV 43% 60-80 LTV 24% Over 80 LTV 1% • 39% Weighted Average CLTV • Current LTV profile for WaFd’s $5.3 Billion Single Family Residential Loan Portfolio as of June 30, 2020 • WaFd underwrites conservatively and does not sell SFR loans, as a consequence the portfolio has strengthened over time — 99% of the portfolio has a current LTV of 80% or less — 75% of the portfolio has a current LTV of 60% or less • Current LTVs were calculated using current Mortgage Balances and third-party property values as of 6/30/20 — Property values were spot checked using additional valuation sources

Largest 200 10 Bank Peer WaFd Our Net Charge Offs are a Small Fraction of Industry Average 16 Our NCOs are only ~20% of industry average and ~40-60% of peers Average NCOs Per Year - Last 20 Years 0.65% 0.27% 0.35%0.34% 0.09% 0.19% 0.13% 0.07% 0.10% SFR Mortgage MultiFamily Other CRE • Net Charge Offs remain a positive story; 2020 was our 7th consecutive year of net recoveries

Stock Price and Book Value Per Share 17 $0 $5 $10 $15 $20 $25 $30 $35 $40 Stock Price Book Value per Share

Results of Voting 18 Because any votes cast today during our meeting must still be tallied, the Inspector of Elections will not be able to provide us with final tabulations until later this week. Based on votes received as of the start of this meeting, there were over 60 million votes cast by proxy representing nearly 80% of outstanding shares. Here are the results pending final confirmation: 1. Mr. Tabbutt, Mr. Beardall and Mr. Singh each received over 99% in favor and are therefore re-elected for three years terms. 2. Over 96% of votes were cast in favor of a non-binding advisory vote on the compensation of Washington Federal’s Named Executive Officers. 3. Over 98% of votes were cast in favor of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accountants for 2021. The final results and a written FAQ will be posted to this meeting site later this week: www.virtualshareholdermeeting.com/WAFD2021

Shareholder Questions? Please submit your questions via the chat function. We will answer as many questions as time allows. If we are unable to answer your question during the meeting, we will post a complete FAQ within four days.

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of Washington Federal’s management and are subject to significant risks and uncertainties. The forward-looking statements in this presentation speak only as of the date of the presentation, and Washington Federal assumes no duty, and does not undertake, to update them. Actual results or future events could differ, possibly materially, from those that we anticipated in these forward-looking statements.